UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2020

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Principal U.S. Market for Securities
Common Stock, $0.001 par value	SUME	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

4841-6592-7610

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

4841-6592-7610

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

SBA Loan

On April 20, 2020,  Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), as borrower, received $2,342,300 in loan funding from the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”), established pursuant to the recently enacted Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  The unsecured loan (the “Loan”) is evidenced by a promissory note issued by the Company (the “Note”) in favor of Frost Bank (the “Bank”), as lender.

The Company plans to use the Loan proceeds to cover payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act.

Under the terms of the Note and the Loan, interest accrues on the outstanding principal at the rate of 1.0% per annum. The term of the Note is two years, unless sooner provided in connection with an event of default under the Note. To the extent the Loan amount is not forgiven under the PPP, the Company is obligated to make equal monthly payments of principal and interest, beginning seven months from the date of the Note, until the maturity date.

The CARES Act and the PPP provide a mechanism for forgiveness of up to the full amount borrowed. Under the PPP, the Company may apply for and be granted forgiveness for all or part of the PPP Loan. The amount of loan proceeds eligible for forgiveness is based on a formula that takes into account a number of factors, including the amount of loan proceeds used by the Company during the eight-week period after the loan origination for certain purposes including payroll costs, interest on certain mortgage obligations, rent payments on certain leases, and certain qualified utility payments, provided that at least 75% of the loan amount is used for eligible payroll costs; the employer maintaining or rehiring employees and maintaining salaries at certain levels; and other factors. Subject to the other requirements and limitations on loan forgiveness, only loan proceeds spent on payroll and other eligible costs during the covered eight-week period will qualify for forgiveness. No assurance is provided that the Company will obtain forgiveness of the Loan in whole or in part.

The Note may be prepaid in part or in full, at any time, without penalty. The Company may prepay 20% or less of the unpaid principal balance of the Note at any time without notice, and may prepay more than 20% of the unpaid principal balance of the Note subject to certain conditions. If any payment on the Note is more than 11 days late, the Bank may charge the Company a late fee of up to $15.00 or 5% of the unpaid portion of the regularly scheduled payment, whichever is greater. The Note provides for certain customary events of default, including (i) failing to make a payment when due under the Note, (ii) failure to do anything required by the Note or any other loan document, (iii) defaults of any other loan with the Bank, (iv) failure to disclose any material fact or make a materially false or misleading representation to the Bank or SBA, (v) default on any loan or agreement with another creditor, if the Bank believes the default may materially affect the Company’s ability to pay the Note, (vi) failure to pay any taxes when due, (vii) becoming the subject of a proceeding under any bankruptcy or insolvency law, having a receiver or liquidator appointed for any part of the Company’s business or property, or making an assignment for the benefit of creditors, (viii) having any adverse change in financial condition or business operation that the Bank believes may materially affect the Company’s ability to pay the Note, (ix) if the Company reorganizes, merges, consolidates, or otherwise changes ownership or business structure without the Bank’s prior written consent, (x) if the Company makes a distribution or disposes of any assets, other than in the ordinary course of business, which would adversely affect the Company’s financial condition, (xi) failing to submit required information to the Bank or has payments on the Loan returned or reversed for any reason, or (xii) becoming the subject of a civil or criminal action that the Bank believes may materially affect the Company’s ability to pay the Note. Upon the occurrence of an event of default, the Bank has customary remedies and may, among other things, require immediate payment of all amounts owed under the Note, collect all amounts owing from the Company, and file suit and obtain judgment against the Company.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Cautionary Statement regarding Forward-Looking Statements

4841-6592-7610

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those contemplated by forward-looking statements in this report, such as statements regarding the Company’s use of proceeds from the Loan, the amount of the loan to the Company that will be eligible to be forgiven, any actual forgiveness of some or all of the amount of the Loan evidenced by the Note, and other risks inherent in the Company’s business including those described in the Company’s periodic filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note dated April 17, 2020

4841-6592-7610

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2020

SUMMER ENERGY HOLDINGS, INC.

By:	/s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer

4841-6592-7610